UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No.1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2013

WRIGHT MEDICAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35823	13-4088127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5677 Airline Road, Arlington, Tennessee		38002
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (901) 867-9971

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Financial Statements and Exhibits.

This Amendment No. 1 to Current Report on Form 8-K/A (the “Amendment”) is being filed to amend the Current Report on Form 8-K filed by us with the U.S. Securities and Exchange Commission on March 1, 2013 (the “Original Report”) regarding the completion of the mergers contemplated by the Agreement and Plan of Merger, dated as of November 19, 2012, by and among BioMimetic Therapeutics, Inc. (“BioMimetic”), us, and our wholly-owned subsidiaries, Achilles Merger Subsidiary, Inc. (“Merger Sub”), and Achilles Acquisition Subsidiary, LLC (“Sister Subsidiary” and together with Merger Sub, the “Merger Subsidiaries”). Pursuant to the Agreement and Plan of Merger, Merger Sub merged with and into BioMimetic followed by BioMimetic merging with and into Sister Subsidiary, with Sister Subsidiary continuing as the final surviving entity and changing its name to BioMimetic Therapeutics, LLC. As a result of these transactions, BioMimetic Therapeutics, LLC became our wholly-owned subsidiary.

The sole purpose of this Amendment is to provide the financial statements and pro forma information required by Item 9.01, which were excluded from the Original Report and are filed as exhibits hereto and are incorporated herein by reference. All other items in the Original Report remain the same and are hereby incorporated by reference into this Amendment.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of BioMimetic Thereapeutics, Inc. as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 are filed as Exhibit 99.2 to this Amendment.

(b)	Pro Forma Financial Information.

Our unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2012 giving effect to the acquisition of BioMimetic Therapeutics, Inc. are filed as Exhibit 99.3 hereto.

(d)	Exhibits

23.1	Consent of Independent Registered Public Accounting Firm.

99.1*	Agreement and Plan of Merger, dated as of November 19, 2012, among Wright Medical Group, Inc., BioMimetic Therapeutics, Inc., Achilles Merger Subsidiary, Inc. and Achilles Acquisition Subsidiary, LLC.

99.2	BioMimetic Therapeutics, Inc. Audited Consolidated Financial Statements as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012.

99.3	Unaudited Pro Forma Condensed Combined Financial Statements of Wright Medical Group, Inc. as of and for the Year Ended December 31, 2012.

*	Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRIGHT MEDICAL GROUP, INC.

By:	/s/ Lance A. Berry
Lance A. Berry
Chief Financial Officer

Date: May 17, 2013

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1*	Agreement and Plan of Merger, dated as of November 19, 2012, among Wright Medical Group, Inc., BioMimetic Therapeutics, Inc., Achilles Merger Subsidiary, Inc. and Achilles Acquisition Subsidiary, LLC.

99.2	BioMimetic Therapeutics, Inc. Audited Consolidated Financial Statements as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012.

99.3	Unaudited Pro Forma Condensed Combined Financial Statements of Wright Medical Group, Inc. as of and for the Year Ended December 31, 2012.

*	Previously filed.